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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 14, 2010

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.



On December 14, 2010, Diamond Sea-Glaze Manufacturing Ltd. of Canada announced that it has acquired a non-exclusive license from Research Frontiers Inc. (Nasdaq:REFR) to manufacture and sell SPD-Smart marine windows and other products worldwide.

The non-exclusive worldwide license provides for a 15% royalty to Research Frontiers on sales of licensed SPD-Smart products including windows, hatches, doors and partitions. The minimum annual royalties and other license terms were not disclosed.

"Diamond Sea Glaze's marine glazings are used throughout the world on boats ranging from government and commercial vessels, to pleasure boats and yachts," said Dave Bockhold, CEO of DSG. "Many of our customers are now asking for products that provide advanced lightcontrol,and we have been working with a major yacht manufacturer as our first launch customer for SPD-Smart windows. Our evaluation indicates that SPD-Smart technology can exceed the demanding needs of our customers due to its extraordinary ability to quickly adjust its tint to any desired level, including very dark states that can exceed 99.5% light-blockage. We anticipate that marketing activities with this new product will begin early in the second quarter of 2011 with integration into our launch customer's megayacht product line later in the year."

Joseph M. Harary, President and CEO of Research Frontiers Inc., noted:
"DSG is a world leader in the manufacturing of marine closures and glass products, and we are very pleased they now will offer the world's highest-performing dynamic glazing technology to their customers. SPD-Smart technology is very well-suited for the marine environment. A typical yacht can use as many as five different types of fixed-tint glass to achieve privacy in the staterooms, preserving views in the living and dining rooms, and heat blockage in the pilot rooms and other areas. Right now, naval architects and yacht designers must compromise performance in each area through use of conventional glass. However, with the introduction of SPD-SmartGlass technology,performance and aesthetics can be maximized."

SPD-Smart technology offers the widest dynamic range of light control. It also provides full-time protection from harmful UV radiation, as well as high levels of heat control. This protects artwork, furnishings and the interiors, passengers and crew of vessels. Also, because lighting conditions and reflected glare off of the water is constantly changing as boats move and change course, it is also important to have windows that can dynamically manage these changing conditions to maximize passenger comfort, control glare and preserve views. Only SPD-Smart technology can provide this "real-time" solution due to its ability to react instantly.

SPD-Smart light-control film technology transforms widely used products - windows, skylights, curtainwalls, partitions, sunroofs and more - into products that allow users to instantly and precisely control the light, glare and heat entering a building or vehicle. It is instantly tunable to an infinite number of light transmission states regardless of window size, and easily adapts to individual preferences using control devices ranging from basic dimmer switches and photosensors to those that are integrated into a building's or vehicle's intelligent control system.

These unequalled performance characteristics help optimize energy savings and human comfort. SPD-Smart technology offers many other desired benefits such as increased security, noise reduction, protection from harmful ultraviolet light and the potential for aesthetically distinctive designs. Additional information about SPD-Smart windows and other products can be found at www.SmartGlass.com.

The foregoing description of the license agreement with Vision Systems does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is attached as Exhibit 10.54 to this Current Report on Form 8-K and incorporated herein by reference.

The parties issued a press release about the foregoing dated
December 14, 2010 is incorporated herein by reference and filed as
Exhibit 99.1 hereto. A copy of this press release is available on the Company's website at http://www.SmartGlass.com.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.54 License Agreement effective as of December 13, 2010 between Research Frontiers Incorporated and Diamond Sea-Glaze Manufacturing Ltd. filed herewith with portions of this document omitted pursuant to the Registrant's request for confidential treatment and filed separately with the Securities and Exchange Commission, and incorporated herein by reference.

99.1 Press Release dated December 14, 2010.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: December 14, 2010

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President